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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010

Tree.com, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-34063 (Commission File Number)	26-2414818 (I.R.S. Employer Identification No.)
11115 Rushmore Drive, Charlotte, NC		28277
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 541-5351

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Information.

        On November 18, 2010, Tree.com, Inc. (the "Company") announced that it commenced a modified "Dutch auction" tender offer to repurchase up to $15 million of its common stock for cash at a purchase price of not less than $7.25 nor greater than $7.75 per share. A copy of the press release announcing the tender offer is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release dated November 18, 2010

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: November 23, 2010

TREE.COM, INC.
By:	/s/ CHRISTOPHER R. HAYEK Christopher R. Hayek Senior Vice President and Chief Accounting Officer

 EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release dated November 18, 2010

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  Item 8.01. Other Information.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX